Fully-Benefit Responsive Investment Contracts	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Fully Benefit-Responsive Investment Contracts	Fully Benefit-Responsive Investment Contracts
The Plan holds a portfolio of investment contracts that is comprised of a portfolio of GICs. These contracts meet the fully benefit-responsive investment contract criteria and, therefore, are reported at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value represents contributions made to the fund, plus earnings, less participant withdrawals and administrative expenses.

The following represents the contract value of investment contracts held by the Plan:

	December 31, 2025	December 31, 2024
Synthetic guaranteed investment contracts	$311,054,757	$320,479,611
The underlying assets of the Plan’s GICs are collective trusts and are designed to accrue interest based on crediting rates established by the contract issuers. GICs include a wrapper contract, which is an agreement for the wrap issuer, such as a bank or insurance company, to make payments to the Plan in certain circumstances. The wrapper contract typically provides a guarantee that the credit rate will not fall below zero percent. Cash flow volatility (for example, timing of benefit payments), as well as asset under performance can be passed through to the Plan through adjustments to future contract crediting rates. Formulas are provided in each contract that adjusts renewal crediting rates to recognize the difference between the fair value and the book value of the underlying assets. Crediting rates are reviewed quarterly for resetting.

Certain events might limit the ability of the Plan to transact at contract value with the contract issuer. These events may be different under each contract. Examples of such events include, but are not limited to, the following:

•A substantive modification of the fund or its administration;
•The complete or partial termination of the Plan, including a merger with another plan;
•The transfer of assets from the fund directly into a competing investment option;
•The redemption of all or a portion of the interest in the fund due to the removal of a specifically identifiable group of employees from coverage under the Plan;
•The closing or sale of a subsidiary;
•The bankruptcy or insolvency of a Plan Sponsor;
•The merger of the Plan with another plan; and
•The Plan Sponsor’s establishment of another tax qualified defined contribution plan.

As of December 31, 2025 and 2024, no events have occurred or are probable of occurring that might limit the ability of the Plan to transact at contract value with the contract issuers and that also would limit the ability of the Plan to transact at contract value with the participants.

The Plan’s ability to receive amounts due in accordance with fully benefit-responsive investment contracts is dependent on the third-party issuer’s ability to meet their financial obligations, which may be affected by future economic and regulatory developments.

In addition, certain events allow the issuer to terminate the contracts and settle at an amount different from contract value. Those events may be different under each contract. Examples of such events include, but are not limited to, the following:

•An uncured violation of the Plan’s investment guidelines;
•A breach of material obligation under the contract;
•A material misrepresentation; and
•A material amendment to the agreements without the consent of the issuer.